Morgan Stanley Insured Municipal Securities
LETTER TO THE SHAREHOLDERS [] APRIL 30, 2002

Dear Shareholder:

During the six-month period ended April 30, 2002, the U.S. economy began to recover from recession and the aftermath of September 11. Consumer spending and rebuilding of business inventories led an economic rebound in the first quarter of 2002. In spite of April's six percent unemployment rate, the relatively mild recession, which began in March 2001, is widely regarded as having ended.

The economic turnaround was fueled by monetary and fiscal policies, which sought to stimulate growth. The Federal Reserve Board's aggressive monetary policy cut the benchmark federal funds rate by 475 basis points in 2001 to its current level of 1.75 percent. Congress provided fiscal stimulus by passing reductions in personal tax rates as well as a number of spending initiatives after the September attacks.

The Fed's actions and the Treasury Department's cessation of the 30-year bond auction led to a bond-market rally that dropped long-term interest rates to 40-year lows at the end of October. Within the fixed-income market, yields on short maturities declined the most and the yield curve steepened. In November and December, as the economy improved, the bond market reversed course and yields increased. Demand for fixed-income investments revived in 2002, because of stock-market volatility and Federal Reserve Chairman Alan Greenspan's comments that the Fed would take a go-slow approach to tightening monetary policy.

Municipal Market Conditions

The yield on the 30-year insured municipal bond index, which reached a low of
5.04 percent in October 2001, increased to 5.45 percent in March. As the Fed's outlook shifted to neutral, the index yield declined to 5.30 percent in April. Throughout the period, the slope of the municipal yield curve remained positive. The yield pick up for extending maturities from one to 30 years was 335 basis points versus 240 basis points last April.

The ratio of municipal yields as a percentage of U.S. Treasury yields is used as a gauge of the relative value of municipals. A declining yield ratio indicates stronger relative performance by municipals. The ratio of 30-year municipal bond yields to 30-year Treasuries jumped to 104 percent in October 2001. By the end of April the ratio had returned to 94 percent. In the 10-year-maturity range, the ratio declined from 95 percent in October to 85 percent in April.

New-issue volume increased 43 percent, to $286 billion, during 2001. State and local government infrastructure and cash flow needs have contributed to the surge in underwriting activity. Refunding issues, the most interest-rate-sensitive category of underwriting, represented almost one-quarter of the total. California, Florida, New York and Texas, the four states with the heaviest issuance, accounted for 33 percent of national volume. New-issue volume for the first four months of 2002 reached $87 billion.

Morgan Stanley Insured Municipal Securities
LETTER TO THE SHAREHOLDERS [] APRIL 30, 2002 continued

30-Year Bond Yields 1997-2002

     Date       AAA Ins         Tsy           % Relationship
     12/31/96      5.60           6.63              84.46%
      1/31/97      5.70           6.79              83.95%
      2/28/97      5.65           6.80              83.09%
      3/31/97      5.90           7.10              83.10%
      4/30/97      5.75           6.94              82.85%
      5/31/97      5.65           6.91              81.77%
      6/30/97      5.60           6.78              82.60%
      7/31/97      5.25           6.29              83.47%
      8/31/97      5.48           6.61              82.90%
      9/30/97      5.40           6.40              84.38%
     10/31/97      5.35           6.15              86.99%
     11/30/97      5.30           6.05              87.60%
     12/31/97      5.15           5.92              86.99%
      1/31/98      5.15           5.80              88.79%
      2/28/98      5.20           5.92              87.84%
      3/31/98      5.25           5.93              88.53%
      4/30/98      5.35           5.95              89.92%
      5/31/98      5.20           5.80              89.66%
      6/30/98      5.20           5.65              92.04%
      7/31/98      5.18           5.71              90.72%
      8/31/98      5.03           5.27              95.45%
      9/30/98      4.95           5.00              99.00%
     10/31/98      5.05           5.16              97.87%
     11/30/98      5.00           5.06              98.81%
     12/31/98      5.05           5.10              99.02%
      1/31/99      5.00           5.09              98.23%
      2/28/99      5.10           5.58              91.40%
      3/31/99      5.15           5.63              91.47%
      4/30/99      5.20           5.66              91.87%
      5/31/99      5.30           5.83              90.91%
      6/30/99      5.47           5.96              91.78%
      7/31/99      5.55           6.10              90.98%
      8/31/99      5.75           6.06              94.88%
      9/30/99      5.85           6.05              96.69%
     10/31/99      6.03           6.16              97.89%
     11/30/99      6.00           6.29              95.39%
     12/31/99      5.97           6.48              92.13%
      1/31/00      6.18           6.49              95.22%
      2/29/00      6.04           6.14              98.37%
      3/31/00      5.82           5.83              99.83%
      4/30/00      5.91           5.96              99.16%
      5/31/00      5.91           6.01              98.34%
      6/30/00      5.84           5.90              98.98%
      7/31/00      5.73           5.78              99.13%
      8/31/00      5.62           5.67              99.12%
      9/30/00      5.74           5.89              97.45%
     10/31/00      5.65           5.79              97.58%
     11/30/00      5.55           5.61              98.93%
     12/31/00      5.27           5.46              96.52%
      1/31/01      5.30           5.50              96.36%
      2/28/01      5.27           5.31              99.25%
      3/31/01      5.26           5.44              96.69%
      4/30/01      5.45           5.79              94.13%
      5/31/01      5.40           5.75              93.91%
      6/30/01      5.35           5.76              92.88%
      7/31/01      5.16           5.52              93.48%
      8/31/01      5.07           5.37              94.41%
      9/30/01      5.20           5.42              95.94%
     10/31/01      5.04           4.87             103.49%
     11/30/01      5.17           5.29              97.73%
     12/31/01      5.36           5.47              97.99%
      1/31/02      5.22           5.43              96.13%
      2/28/02      5.14           5.42              94.83%
      3/31/02      5.43           5.80              93.62%
      4/30/02      5.30           5.59              94.81%

Source: Municipal Market Data - A Division of Thomson Financial Municipal Group and Bloomberg L.P.


Performance

During the six-month period ended April 30, 2002, the net asset value (NAV) of Morgan Stanley Insured Municipal Securities (IMS) decreased from $15.90 to $15.47 per share. Based on this change, plus a reinvestment of tax-free dividends totaling $0.36 per share and capital gains distributions totaling $0.22, the Trust's total NAV return was 1.27 percent. IMS's value on the New York Stock Exchange (NYSE) decreased from $15.03 to $14.60 per share during this period. Based on this change plus reinvestment of dividends and distributions, IMS's total market return was 1.11 percent. As of April 30, 2002, IMS's share price was at a 5.62 percent discount to its NAV.

Monthly dividends for the second quarter of 2002, declared in March, were unchanged at $0.060 per share. The Trust's level of undistributed net investment income was $0.107 per share on April 30, 2002, versus $0.074 per share six months earlier.

Morgan Stanley Insured Municipal Securities
LETTER TO THE SHAREHOLDERS [] APRIL 30, 2002 continued

Portfolio Structure

The Trust's total net assets of $121.4 million were diversified among 14 long-term sectors and 43 credits. At the end of April, the portfolio's average maturity was 19 years. Average duration, a measure of sensitivity to interest-rate changes, was 6.2 years. The accompanying charts provide current information on the portfolio's credit enhancements, maturity distribution and sector concentrations. Optional redemption provisions by year of the call and respective cost (book) yields are also charted.

Looking Ahead

The Federal Reserve Board's cautious approach toward tightening has helped stabilize the fixed-income markets. However, we believe that the economic recovery will eventually lead the Fed to raise short-term interest rates. Despite market uncertainty, we believe that the relationship between high-grade tax-exempt securities and Treasuries continues to favor municipal bonds as an attractive choice for tax-conscious investors.

The Trust's procedure for reinvesting all dividends and distributions in common shares is through purchases in the open market. This method helps support the market value of the Trust's shares. In addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

We would like to take this opportunity to notify shareholders that in January 2002, Joseph R. Arcieri and Robert W. Wimmel joined James F. Willison as portfolio managers for the Trust.

We appreciate your ongoing support of Morgan Stanley Insured Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo                    /s/ Mitchell M. Merin

Charles A. Fiumefreddo                        Mitchell M. Merin
Chairman of the Board                         President

Morgan Stanley Insured Municipal Securities
LETTER TO THE SHAREHOLDERS [] APRIL 30, 2002 continued

[GRAPHICS OMITTED]

LARGEST SECTORS as of April 30, 2002                         CREDIT ENHANCEMENTS as of April 30, 2002
(% of Long-Term Portfolio)                                   (% of Long-Term Portfolio)

Water & Sewer         23%                                    MBIA         27%
Electric              18%                                    Ambac        31%
Transportation        12%                                    Connie Lee    3%
Public Facilities     10%                                    FSA          16%
Hospital               8%                                    FGIC         23%
Refunded               7%
Education              6%
IDR/PCR*               5%


*   Industrial Development/Pollution Control Revenue.
Portfolio structure is subject to change.                    Portfolio structure is subject to change.


                            DISTRIBUTION BY MATURITY
                           (% of Long-Term Portfolio)



1-5 Years         4.8%
5-10 Years        1.0%             WEIGHTED AVERAGE
10-20 Years      46.7%             MATURITY: 19 YEARS
20-30 Years      46.6%
30 + Years        0.9%


Portfolio structure is subject to change.

Morgan Stanley Insured Municipal Securities
LETTER TO THE SHAREHOLDERS [] APRIL 30, 2002 continued

[GRAPHIC OMITTED]


                      CALL AND COST (BOOK) YIELD STRUCTURE
                         (BASED ON LONG-TERM PORTFOLIO)
                                 APRIL 30, 2002


                                PERCENT CALLABLE        WEIGHTED AVERAGE
                                                        CALL PROTECTION: 6 YEARS


                             2002              5%
                             2003             18%
                             2004             26%
                             2005              0%
                             2006              0%
                             2007              0%
                             2008              1%
                             2009             11%
                             2010              9%
                             2011             15%
                             2012+            15%


                              YEARS BONDS CALLABLE


                               COST (BOOK) YIELD*

                                                       WEIGHTED AVERAGE
                             2002             6.2%     BOOK YIELD: 5.9%
                             2003             6.2%
                             2004             6.4%
                             2005
                             2006
                             2007
                             2008             6.3%
                             2009             5.5%
                             2010             5.6%
                             2011             5.3%
                             2012+            5.3%

* COST OR "BOOK" YIELD IS THE ANNUAL INCOME EARNED ON A PORTFOLIO INVESTMENT BASED ON ITS ORIGINAL PURCHASE PRICE BEFORE THE TRUST'S OPERATING EXPENSES. FOR EXAMPLE, THE TRUST IS EARNING A BOOK YIELD OF 6.2% ON 18% OF THE LONG-TERM PORTFOLIO THAT IS CALLABLE IN 2003.
     PORTFOLIO STRUCTURE IS SUBJECT TO CHANGE.

Morgan Stanley Insured Municipal Securities
PORTFOLIO OF INVESTMENTS []  APRIL 30, 2002 (UNAUDITED)


  PRINCIPAL
  AMOUNT IN                                                                        COUPON      MATURITY
  THOUSANDS                                                                         RATE         DATE         VALUE
-------------                                                                   ------------  ---------- ---------------
               Tax-Exempt Municipal Bonds (94.4%)
               General Obligation (3.5%)
 $    4,000    Houston, Texas, Refg Ser 2000 (FSA)** ............................. 5.75 %        03/01/17    $  4,272,400
 ----------                                                                                                  ------------
               Educational Facilities Revenue (5.8%)
      2,000    District of Columbia, National Academy of Sciences Ser 1999 A
                 (Ambac) ......................................................... 5.00          01/01/19       1,975,380
      2,000    New York State Dormitory Authority, Fordham University Ser 1994
                 (FGIC) .......................................................... 5.50          07/01/23       2,035,560
      1,000    Ohio State University, General Receipts Ser 1999 (FSA) ............ 5.25          12/01/19       1,017,470
      2,000    Rhode Island Health & Educational Building Corporation,
 ----------      Providence College Ser 1993 (MBIA) .............................. 5.60          11/01/22       2,031,320
                                                                                                             ------------
      7,000                                                                                                     7,059,730
 ----------                                                                                                  ------------
               Electric Revenue (16.6%)
      4,000    Anchorage, Alaska, Refg Ser 1993 (MBIA) ........................... 6.20          12/01/13       4,218,840
      3,000    Municipal Electric Authority of Georgia, Power Ser EE (Ambac) ..... 6.00          01/01/22       3,166,980
      3,400    Kansas City, Kansas, Utility Refg & Impr Ser 1994 (FGIC) .......... 6.375         09/01/23       3,701,512
      2,000    Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993
                 (MBIA) .......................................................... 5.375         01/01/25       2,032,760
      4,000    Utah Municipal Power Agency, Refg Ser 1993 A (FGIC) ............... 5.25          07/01/18       4,028,680
      3,000    Bedford, Virginia, Hydro Ser 1994 (Ambac) ......................... 5.25          06/01/25       3,011,880
 ----------                                                                                                  ------------
     19,400                                                                                                    20,160,652
 ----------                                                                                                  ------------
               Hospital Revenue (7.7%)
      3,000    Morgan County - Decatur Health Care Authority, Alabama,
                 Decatur General Hospital Ser 1994 (Connie Lee) .................. 6.375         03/01/24       3,206,430
      3,000    Volusia County Health Facilities Authority, Florida,
                 Memorial Health Refg & Impr Ser 1994 (Ambac) .....................5.75          11/15/20       3,109,680
      3,000    Massachusetts Health & Educational Facilities Authority,
 ----------      Lahey Clinic Medical Center Ser B (MBIA) ........................ 5.375         07/01/23       3,005,370
                                                                                                             ------------
      9,000                                                                                                     9,321,480
 ----------                                                                                                  ------------
               Industrial Development/Pollution Control Revenue (4.8%)
      5,550    Hawaii Department of Budget & Finance, Hawaiian Electric Co Inc
 ----------      Ser 1992 (AMT) (MBIA) ........................................... 6.55          12/01/22       5,773,110
                                                                                                             ------------
               Mortgage Revenue - Multi-Family (2.6%)
      3,000    Los Angeles Community Redevelopment Agency, California,
 ----------      Refg Ser 1994 A (Ambac) ......................................... 6.55          01/01/27       3,121,770
                                                                                                             ------------

                        See Notes to Financial Statements

Morgan Stanley Insured Municipal Securities
PORTFOLIO OF INVESTMENTS []  APRIL 30, 2002 (UNAUDITED) continued

  PRINCIPAL
  AMOUNT IN                                                                         COUPON    MATURITY
  THOUSANDS                                                                          RATE       DATE         VALUE
-------------                                                                      --------  ---------- ---------------
               Mortgage Revenue - Single Family (0.8%)
 $    1,000    Virginia Housing Development Authority, Commonwealth
 ----------      2001 Ser J (MBIA) ................................................. 5.20 %    07/01/19    $  1,004,270
                                                                                                           ------------
               Public Facilities Revenue (6.6%)
      4,000    Broward County School Board, Florida, Ser 2001 A COPs (FSA) ......... 5.00      07/01/26       3,890,360
      2,000    New Albany - Floyd County School Building Corporation, Indiana,
                 Ser 2002 (FGIC) ................................................... 5.125     01/15/27       1,946,300
      2,000    Michigan Municipal Bond Authority, Ser 1994 A (FGIC) ................ 6.00      12/01/13       2,161,180
 ----------                                                                                                ------------
      8,000                                                                                                   7,997,840
 ----------                                                                                                ------------
               Recreational Facilities Revenue (2.6%)
      2,000    Florida Department of Environmental Protection, Preservation
                 2000 Ser 1999 A (FGIC) ............................................ 5.25      07/01/13       2,115,480
      1,000    Hamilton County, Ohio, Sales Tax Ser 2000 (Ambac) ................... 5.25      12/01/32         997,080
 ----------                                                                                                ------------
      3,000                                                                                                   3,112,560
 ----------                                                                                                ------------
               Resource Recovery Revenue (2.4%)
      2,750    Massachusetts Development Finance Agency, Semass Ser 2001 A
 ----------      (MBIA) ............................................................ 5.625     01/01/16       2,956,553
                                                                                                           ------------
               Transportation Facilities Revenue (11.4%)
      1,500    Phoenix Civic Improvement Corporation, Arizona, Sr Lien Airport
                 Ser 2002 B (AMT) (FGIC) (WI) ...................................... 5.75      07/01/18       1,575,285
      3,000    San Francisco Airports Commission, California, San Francisco Int'l
                 Airport Second Ser Refg (MBIA) .................................... 6.75      05/01/20       3,178,950
      3,000    Denver City & County, Colorado, Airport Refg Ser 2000 A (AMT)
                 (Ambac) ........................................................... 6.00      11/15/18       3,204,270
      1,000    Atlanta, Georgia, Airport Ser 1994 B (AMT) (Ambac) .................. 6.00      01/01/21       1,043,020
      2,000    Chicago, Illinois, O'Hare Int'l Airport Passenger Fee Ser 2001A (AMT)
                 (Ambac) ........................................................... 5.375     01/01/32       1,949,200
      3,000    Dallas Area Rapid Transportation, Texas, Ser 2001 (Ambac) ........... 5.00      12/01/26       2,873,010
 ----------                                                                                                ------------
     13,500                                                                                                  13,823,735
 ----------                                                                                                ------------
               Water & Sewer Revenue (21.8%)
      1,000    Phoenix Civic Improvement Corporation, Arizona, Jr Lien Wastewater
                 Ser 2000 (FGIC) ................................................... 6.25      07/01/17       1,164,180
      4,000    Los Angeles, California, Wastewater Refg Ser 1993 A (MBIA) .......... 5.70      06/01/20       4,093,880
      4,000    Lee County, Florida, Water & Sewer 1999 Ser A (Ambac) ............... 4.75      10/01/23       3,773,880
      1,000    Indianapolis Local Public Improvement Bond Bank, Indiana,
                 Waterworks Ser 2002 A (MBIA) ...................................... 5.50      07/01/19       1,041,020

                        See Notes to Financial Statements

Morgan Stanley Insured Municipal Securities
PORTFOLIO OF INVESTMENTS []  APRIL 30, 2002 (UNAUDITED) continued

  PRINCIPAL
  AMOUNT IN                                                                         COUPON       MATURITY
  THOUSANDS                                                                          RATE          DATE           VALUE
-------------                                                                      --------  --------------- ---------------
 $    1,000    Kansas Development Finance Authority, Public Water Supply
                 Revolving Loan Ser 2000-2 (Ambac) ................................. 5.50 %         04/01/21    $  1,036,060
      2,000    Detroit, Michigan, Water Supply Sr Lien Ser 2001 A (FGIC) ........... 5.00           07/01/30       1,915,400
      2,500    Truckee Meadows Water Authority, Nevada, Ser 2001 A (FSA) ........... 5.125          07/01/30       2,414,900
      1,000    New York City Municipal Water Finance Authority, New York,
                 1999 Ser A (FGIC) ................................................. 4.75           06/15/31         913,260
      2,000    Toledo, Ohio, Waterworks Impr & Refg Ser 1999 (FGIC) ................ 4.75           11/15/17       1,971,860
               Houston, Texas, Water & Sewer
      2,500      Jr Lien Refg Ser 2001 A (FSA) ..................................... 5.50           12/01/16       2,637,025
      1,000      Jr Lien Refg Ser 2002 B (Ambac) (WI) .............................. 5.75           12/01/16       1,057,430
      2,000    San Antonio, Texas, Water & Refg Ser 2002 (FSA) ..................... 5.00           05/15/28       1,901,920
      2,600    King County, Washington, Sewer Refg 2001 (FGIC) ..................... 5.125          01/01/20       2,586,350
 ----------                                                                                                     ------------
     26,600                                                                                                       26,507,165
 ----------                                                                                                     ------------
               Other Revenue (1.6%)
      2,000    Philadelphia, Pennsylvania, Gas Works Second Ser 1998 (FSA) ......... 5.00           07/01/23       1,948,880
 ----------                                                                                                     ------------
               Refunded (6.2%)
      5,000    Regional Transportation Authority, Illinois, Ser 1994 A (Ambac) ..... 6.25           06/01/04+      5,477,950
      2,000    Piedmont Municipal Power Agency, South Carolina, Refg Ser 1993
 ----------      (MBIA) (ETM) ...................................................... 5.375          01/01/25       2,076,000
                                                                                                                ------------
      7,000                                                                                                        7,553,950
 ----------                                                                                                     ------------
    111,800    Total Tax-Exempt Municipal Bonds (Cost $108,654,204) ........................................     114,614,095
 ----------                                                                                                     ------------
               Short-Term Tax-Exempt Municipal Obligations (6.1%)
      3,600    Missouri Health & Educational Facilities Authority, Washington
                 University Ser 1996 D (Demand 05/01/02) ........................... 1.70*          09/01/30       3,600,000
      3,730    Geisinger Authority, Pennsylvania, Geisinger Health Ser 2000
                 (Demand 05/01/02) ................................................. 1.65*          08/01/28       3,730,000
        100    Bell County Health Facilities, Texas, Scott and White Memorial
 ----------      Hospital Ser 2001-2 (MBIA) (Demand 05/01/02) ...................... 1.70*          08/15/31         100,000
                                                                                                                ------------
      7,430    Total Short-Term Tax-Exempt Municipal Obligations (Cost $7,430,000) .........................       7,430,000
 ----------                                                                                                     ------------
 $  119,230    Total Investments (Cost $116,084,204) (a) ...................................           100.5%    122,044,095
 ----------
               Liabilities in Excess of Other Assets .......................................            (0.5)       (615,911)
               Preferred Shares of Beneficial Interest .....................................              -                -
                                                                                                       -----    ------------
               Net Assets Applicable to Common Shareholders ................................           100.0%   $121,428,184
                                                                                                       =====    ============

                        See Notes to Financial Statements

Morgan Stanley Insured Municipal Securities
PORTFOLIO OF INVESTMENTS []  APRIL 30, 2002 (UNAUDITED) continued

------------
AMT         Alternative Minimum Tax.
COPs        Certificates of Participation.
ETM         Escrowed to maturity.
WI          Security purchased on a "when-issued" basis.
+           Prerefunded to call date shown.
*           Current coupon of variable rate demand obligation.
**          This security is segregated in connection with the purchase of
            "when-issued" securities.
(a)         The aggregate cost for federal income tax purposes approximates the aggregate cost for book purposes. The aggregate gross unrealized appreciation is $6,073,483 and the aggregate gross unrealized depreciation is $113,592, resulting in net unrealized appreciation of $5,959,891.

Bond Insurance:
---------------

  Ambac     Ambac Assurance Corporation.
Connie Lee  Connie Lee Insurance Company - A wholly owned subsidiary of Ambac
            Assurance Corporation.
  FGIC      Financial Guaranty Insurance Company.
  FSA       Financial Security Assurance Inc.
  MBIA      Municipal Bond Investors Assurance Corporation.



                        Geographic Summary of Investments
Based on Market Value as a Percent of Net Assets Applicable to Common Shareholders

Alabama ................     2.6%  Georgia ................     3.5%
Alaska .................     3.5   Hawaii .................     4.7
Arizona ................     2.3   Illinois ...............     6.1
California .............     8.6   Indiana ................     2.5
Colorado ...............     2.6   Kansas .................     3.9
District of Columbia ...     1.6   Massachusetts ..........     4.9
Florida ................    10.6   Michigan ...............     3.3


Missouri ................     3.0%  Texas ...............     10.6%
Nevada ..................     2.0   Utah ................      3.3
New York ................     2.4   Virginia ............      3.3
Ohio ....................     3.3   Washington ..........      2.1
Pennsylvania ............     4.7                            -----
Rhode Island ............     1.7
South Carolina ..........     3.4   Total ...............    100.5%
                                                             =====

                        See Notes to Financial Statements

Morgan Stanley Insured Municipal Securities
FINANCIAL STATEMENTS

Statement of Assets and Liabilities
April 30, 2002 (unaudited)

Assets:
Investments in securities, at value
 (cost $116,084,204)......................................................................     $ 122,044,095
Cash .....................................................................................            62,638
Interest receivable ......................................................................         2,107,765
Prepaid expenses .........................................................................             9,137
                                                                                               -------------
  Total Assets ...........................................................................       124,223,635
                                                                                               -------------
Liabilities:
Payable for:
  Investments purchased ..................................................................         2,624,542
  Common shares of beneficial interest repurchased .......................................            51,203
  Investment management fee ..............................................................            45,249
Accrued expenses .........................................................................            74,457
                                                                                               -------------
  Total Liabilities ......................................................................         2,795,451
                                                                                               -------------
Preferred shares of beneficial interest (1,000,000 shares authorized of non-participating
$.01 par value, none issued) .............................................................                 -
                                                                                               -------------
  Net Assets Applicable to Common Shareholders ...........................................     $ 121,428,184
                                                                                               =============
Composition of Net Assets Applicable to Common Shareholders:
Common shares of beneficial interest (unlimited shares authorized of $.01 par value,
 7,851,515 shares outstanding) ...........................................................     $ 112,658,963
Net unrealized appreciation ..............................................................         5,959,891
Accumulated undistributed net investment income ..........................................           838,777
Accumulated undistributed net realized gain ..............................................         1,970,553
                                                                                               -------------

  Net Assets Applicable to Common Shareholders ...........................................     $ 121,428,184
                                                                                               =============
Net Asset Value Per Common Share,
($121,428,184 divided by 7,851,515 common shares outstanding).............................            $15.47
                                                                                                      ======

                        See Notes to Financial Statements

Morgan Stanley Insured Municipal Securities
FINANCIAL STATEMENTS continued

Statement of Operations
For the six months ended April 30, 2002 (unaudited)

Net Investment Income:
Interest Income ...............................    $  3,201,087
                                                   ------------
Expenses
Investment management fee .....................         213,214
Professional fees .............................          21,478
Shareholder reports and notices ...............          15,391
Transfer agent fees and expenses ..............          13,214
Trustees' fees and expenses ...................          10,250
Registration fees .............................           7,993
Custodian fees ................................           4,313
Other .........................................          24,063
                                                   ------------
  Total Expenses ..............................         309,916
Less: expense offset ..........................          (4,305)
                                                   ------------
  Net Expenses ................................         305,611
                                                   ------------
  Net Investment Income .......................       2,895,476
                                                   ------------
Net Realized and Unrealized Gain (Loss):
Net realized gain .............................       1,970,556
Net change in unrealized appreciation .........      (3,862,157)
                                                   ------------
  Net Loss ....................................      (1,891,601)
                                                   ------------
Net Increase ..................................    $  1,003,875
                                                   ============

                        See Notes to Financial Statements

Morgan Stanley Insured Municipal Securities
FINANCIAL STATEMENTS continued

Statement of Changes in Net Assets

                                                                              FOR THE SIX      FOR THE YEAR
                                                                             MONTHS ENDED         ENDED
                                                                            APRIL 30, 2002   OCTOBER 31, 2001
                                                                           ---------------- -----------------
                                                                             (unaudited)
Increase (Decrease) in Net Assets:
Operations:
Net investment income ....................................................   $  2,895,476     $  6,276,702
Net realized gain ........................................................      1,970,556        1,747,951
Net change in unrealized appreciation ....................................     (3,862,157)       4,122,017
                                                                             ------------     ------------

  Net Increase ...........................................................      1,003,875       12,146,670
                                                                             ------------     ------------

Dividends and Distributions to Common Shareholders from:
Net investment income ....................................................     (2,848,488)      (6,292,906)
Net realized gain ........................................................     (1,747,949)         (92,835)
                                                                             ------------     ------------

  Total Dividends and Distributions ......................................     (4,596,437)      (6,385,741)
                                                                             ------------     ------------

Decrease from transactions in common shares of beneficial interest .......     (1,671,564)      (2,950,767)
                                                                             ------------     ------------

  Net Increase (Decrease) ................................................     (5,264,126)       2,810,162
Net Assets Applicable to Common Shareholders:
Beginning of period ......................................................    126,692,310      123,882,148
                                                                             ------------     ------------
End of Period
(Including accumulated undistributed net investment income of $838,777 and
$593,026, respectively)...................................................   $121,428,184     $126,692,310
                                                                             ============     ============

                        See Notes to Financial Statements

Morgan Stanley Insured Municipal Securities
NOTES TO FINANCIAL STATEMENTS [] APRIL 30, 2002 (UNAUDITED)

1. Organization and Accounting Policies

Morgan Stanley Insured Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on October 14, 1993 and commenced operations on February 28, 1994.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. Valuation of Investments - Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. Accounting for Investments - Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. Federal Income Tax Status - It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. Dividends and Distributions to Shareholders - The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

Morgan Stanley Insured Municipal Securities
NOTES TO FINANCIAL STATEMENTS [] APRIL 30, 2002 (UNAUDITED) continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. Investment Management Agreement

Pursuant to an Investment Management Agreement with Morgan Stanley Investment Advisors Inc. (the "Investment Manager"), the Trust pays a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly total net assets.

3. Security Transactions and Transactions with Affiliates

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the six months ended April 30, 2002 aggregated $16,034,012 and $22,241,194, respectively.

Morgan Stanley Trust, an affiliate of the Investment Manager, is the Trust's transfer agent. At April 30, 2002, the Trust had transfer agent fees and expenses payable of approximately $2,200.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the six months ended April 30, 2002 included in Trustees' fees and expenses in the Statement of Operations amounted to $3,390. At April 30, 2002, the Trust had an accrued pension liability of $34,366 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. Preferred Shares of Beneficial Interest

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The preferred shares have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Morgan Stanley Insured Municipal Securities
NOTES TO FINANCIAL STATEMENTS [] APRIL 30, 2002 (UNAUDITED) continued

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

5. Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

                                                                                                         CAPITAL
                                                                                                         PAID IN
                                                                                                        EXCESS OF
                                                                              SHARES     PAR VALUE      PAR VALUE
                                                                          ------------- ----------- ----------------
Balance, October 31, 2000 ...............................................   8,171,215    $ 81,712     $117,199,582
Treasury shares purchased and retired (weighted average discount 7.26%)*     (204,600)     (2,046)      (2,948,721)
                                                                            ---------    --------     ------------
Balance, October 31, 2001 ...............................................   7,966,615      79,666      114,250,861
Treasury shares purchased and retired (weighted average discount 6.13%)*     (115,100)     (1,151)      (1,670,413)
                                                                            ---------    --------     ------------
Balance, April 30, 2002 .................................................   7,851,515    $ 78,515     $112,580,448
                                                                            =========    ========     ============

------------
* The Trustees have voted to retire the shares purchased.

6. Dividends to Common Shareholders

On March 26, 2002, the Trust declared the following dividends from net investment income:

     AMOUNT             RECORD            PAYABLE
    PER SHARE            DATE              DATE
    ---------          -------            -------
     $0.060          May 3, 2002       May 17, 2002
     $0.060          June 7, 2002     June 21, 2002

7. Expense Offset

The expense offset represents a reduction of the custodian fees for earnings on cash balances maintained by the Trust.

8. Risks Relating to Certain Financial Instruments

The Trust may invest a portion of its assets in residual interest bonds, which are inverse floating rate municipal obligations. The prices of these securities are subject to greater market fluctuations during periods of changing prevailing interest rates than are comparable fixed rate obligations.

At April 30, 2002, the Trust did not hold positions in residual interest bonds.

Morgan Stanley Insured Municipal Securities
NOTES TO FINANCIAL STATEMENTS [] APRIL 30, 2002 (UNAUDITED) continued

9. Change in Accounting Policy

Effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The cumulative effect of this accounting change had no impact on the net assets of the Trust, but resulted in a $198,763 increase in the cost of securities and a corresponding increase to undistributed net investment income based on securities held as of October 31, 2001.

The effect of this change for the six months ended April 30, 2002 was to increase net investment income by $23,083; increase unrealized appreciation by $1,957 and decrease net realized gains by $25,040. The statement of changes in net assets and the financial highlights for prior periods have not been restated to reflect this change.

Morgan Stanley Insured Municipal Securities
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:

                                                     FOR THE SIX
                                                     MONTHS ENDED
                                                    APRIL 30, 2002
                                                 -------------------
                                                     (unaudited)
Selected Per Share Data:
Net asset value, beginning of period ...........     $   15.90
                                                     ---------
Income (loss) from investment operations:
 Net investment income* ........................          0.37
 Net realized and unrealized gain (loss) .......         (0.23)
                                                     ---------
Total income (loss) from investment
 operations ....................................          0.14
                                                     ---------
Less dividends and distributions from:
 Net investment income .........................         (0.36)
 Net realized gain .............................         (0.22)
                                                     ---------
Total dividends and distributions ..............         (0.58)
                                                     ---------
Anti-dilutive effect of acquiring treasury
 shares* .......................................          0.01
                                                     ---------
Net asset value, end of period .................     $   15.47
                                                     =========
Market value, end of period ....................     $   14.60
                                                     =========
Total Return+ ..................................          1.11%(1)

Ratios to Average Net Assets:
Total expenses (before expense offset) .........          0.51%(2)(3)
Net investment income ..........................          4.75%(2)(4)

Supplemental Data:
Net assets applicable to common
 shareholders, end of period, in thousands .....     $ 121,428
Portfolio turnover rate ........................            14%(1)

                                                                     FOR THE YEAR ENDED OCTOBER 31
                                                 ----------------------------------------------------------------------
                                                      2001           2000          1999           1998          1997
                                                 -------------- ------------- -------------  ------------- -------------
Selected Per Share Data:
Net asset value, beginning of period ...........   $   15.16      $ 14.60        $   16.09     $ 15.54       $ 15.08
                                                   ---------      --------       ---------     --------      -------
Income (loss) from investment operations:
 Net investment income* ........................        0.78         0.78             0.78        0.80          0.80
 Net realized and unrealized gain (loss) .......        0.72         0.47            (1.33)       0.55          0.43
                                                   ---------      --------       ---------     --------      -------
Total income (loss) from investment
 operations ....................................        1.50         1.25            (0.55)       1.35          1.23
                                                   ---------      --------       ---------     --------      -------
Less dividends and distributions from:
 Net investment income .........................       (0.78)       (0.79)           (0.78)      (0.81)        (0.81)
 Net realized gain .............................       (0.01)           -            (0.19)          -             -
                                                   ----------     --------       ---------     --------      --------
Total dividends and distributions ..............       (0.79)       (0.79)           (0.97)      (0.81)        (0.81)
                                                   ----------     --------       ---------     --------      --------
Anti-dilutive effect of acquiring treasury
 shares* .......................................        0.03         0.10             0.03        0.01          0.04
                                                   ----------     --------       ---------     --------      --------
Net asset value, end of period .................   $   15.90      $ 15.16        $   14.60     $ 16.09       $ 15.54
                                                   ==========     ========       =========     ========      ========
Market value, end of period ....................   $   15.03      $13.563        $  12.625     $15.125      $ 14.375
                                                   ==========     ========       =========     ========      ========
Total Return+ ..................................       17.03%       14.10%          (10.80)%     11.08%        16.12%

Ratios to Average Net Assets:
Total expenses (before expense offset) .........        0.48%        0.48%            0.49%(3)    0.47%         0.47%
Net investment income ..........................        4.99%        5.28%            5.04%       5.02%         5.27%

Supplemental Data:
Net assets applicable to common
 shareholders, end of period, in thousands .....   $ 126,692     $123,882         $126,281    $142,133      $138,941
Portfolio turnover rate ........................          22%           7%              17%          7%            -%

------------
* The per share amounts were computed using an average number of common shares outstanding during the period.
+ Total return is based upon the current market value on the last day of each period reported. Dividends and distributions are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total return does not reflect brokerage commissions.
(1)  Not annualized.
(2)  Annualized.
(3)  Does not reflect the effect of expense offset of 0.01%.
(4) Effective November 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, related to premiums and discounts on debt securities. The effect of this change for the six months ended April 30, 2002 was to increase the ratio of net investment income to average net assets by 0.04%. The Financial Highlights data presented in this table for prior periods has not been restated to reflect this change.

                        See Notes to Financial Statements

                                                             Morgan Stanley Logo




TRUSTEES
Michael Bozic
Charles A. Fiumefreddo                                       [GRAPHIC OMITTED]
Edwin J. Garn
Wayne E. Hedien
James F. Higgins
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Mitchell M. Merin
President
                                                        Morgan Stanley
Barry Fink                                              Insured Municipal
Vice President, Secretary and General Counsel           Securities

James F. Willison
Vice President

Joseph R. Arcieri
Vice President

Robert W. Wimmel
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
Morgan Stanley Trust
Harborside Financial Center -  Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, New York 10281

INVESTMENT MANAGER
Morgan Stanley Investment Advisors Inc.
1221 Avenue of the Americas
New York, New York 10020


The financial statements included herein have been taken
from the records of the Trust without examination by the
independent auditors and accordingly they do not express an
opinion thereon.                                               Semiannual Report
                                          38620                April 30, 2002
                                                            --------------------